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                                                                    Exhibit 21.1


                                LIST OF SUBSIDIARIES

Asbury Automotive Group, Inc.
Asbury Automotive Group Holdings, Inc.
Asbury Automotive Group L.L.C.
Asbury Automotive Management L.L.C.
Asbury Automotive Financial Services, Inc.
Asbury Automotive Used Car Centers L.L.C.
Asbury Automotive Used Car Centers Texas GP L.L.C.
Asbury Automotive Used Car Centers Texas L.P.
Asbury Automotive Arkansas L.L.C.
Asbury Automotive Arkansas Dealership Holdings L.L.C.
NP FLM L.L.C.
NP VKW L.L.C.
Prestige TOY L.L.C.
Premier NSN L.L.C.
Premier LM L.L.C.
Hope FLM L.L.C.
NP MZD L.L.C.
Prestige Bay L.L.C.
Premier PON L.L.C.
Hope CPD L.L.C.
TXK L.L.C.
TXK FRD L.P.
TXK CPD L.P.
Escude NN L.L.C.
Escude T L.L.C.
Escude M L.L.C.
Escude NS L.L.C.
Escude D L.LC.
Escude MO L.L.C.
Asbury MS Metro L.L.C.
Asbury MS Gray-Daniels L.L.C.
Asbury Automotive Atlanta LLC
Asbury Atlanta HON LLC
Asbury Atlanta Chevrolet LLC
Asbury Atlanta LEX, LLC
Asbury Atlanta AC LLC
Atlanta Real Estate Holdings LLC
Asbury Atlanta Jaguar L.L.C.
Spectrum Insurance Services L.L.C.
Asbury Atlanta AU L.L.C.
Asbury Atlanta Infiniti L.L.C.
Asbury Automotive Jacksonville GP, L.L.C.
Asbury Automotive Jacksonville, L.P.
Asbury Jax Holdings, L.P.
Asbury Jax Management L.L.C.

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Coggin Automotive Corp
CP-GMC Motors Ltd
CH Motors Ltd
CN Motors Ltd
CFP Motors Ltd
Avenues Motors Ltd
CHO Partnership Ltd
ANL, L.P.
Bayway Financial Services, L.P.
Coggin Management, L.P.
C&O Properties Ltd
Asbury Automotive Central Florida, L.L.C.
CK Chevrolet, L.L.C.
CK Motors, L.L.C.
Asbury Automotive Deland, L.L.C.
AF Motors, L.L.C.
ALM Motors, L.L.C.
Asbury Deland Imports 2 LLC
Asbury-Deland Imports LLC
Coggin Cars L.L.C.
Coggin Chevrolet L.L.C.
CSA Imports L.L.C.
Coggin Orlando Properties, L.L.C.
KP Motors L.L.C.
HFP Motors L.L.C.
Asbury Automotive Mississippi L.L.C.
Asbury MS Wimber L.L.C.
Crown GPG L.L.C.
Crown GBM L.L.C.
Crown GAU L.L.C.
Crown GKI L.L.C.
Crown GMI L.L.C.
Crown GDO L.L.C.
Crown GNI L.L.C.
Crown GHO L.L.C.
Crown GAC L.L.C.
Crown CHH L.L.C.
Crown CHV L.L.C.
Crown RIS L.L.C.
Crown RIA L.L.C.
Crown RIB L.L.C.
Crown Motorcar Company L.L.C.
Crown GVO L.L.C.
Crown FFO L.L.C.
Asbury Automotive North Carolina L.L.C.
Asbury Automotive North Carolina Management L.L.C.
Asbury Automotive North Carolina Real Estate Holdings L.L.C.
Asbury Automotive North Carolina Dealership Holdings L.L.C.

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Crown Raleigh L.L.C.
Crown Fordham L.L.C.
Camco Finance L.L.C.
Camco Finance II L.L.C.
Crown FFO Holdings L.L.C.
Crown RPG L.L.C.
Crown FDO L.L.C.
Crown Acura/Nissan L.L.C.
Crown Battleground, LLC
Crown Dodge, LLC
Crown Honda, LLC
Crown Honda-Volvo, LLC
Crown Mitsubishi, LLC
Crown Royal Pontiac, LLC
RER Properties, LLC
RWIJ Properties, LLC
Thomason FRD LLC
Thomason HON LLC
Thomason NISS LLC
Thomason HUND LLC
Thomason MAZ LLC
Thomason ZUK LLC
Thomason TY LLC
Thomason SUB L.L.C.
Thomason DAM LLC
Damerow Ford Co
Asbury Automotive Oregon LLC
Asbury Automotive Oregon Management LLC
Thomason Auto Credit Northwest, Inc.
Thomason on Canyon, L.L.C.
Thomason Outfitters L.L.C.
Thomason SUZU L.L.C.
Asbury Automotive St. Louis L.L.C.
Asbury St. Louis LEX L.L.C.
Asbury St. Louis Cadillac L.L.C.
Asbury St. Louis Gen L.L.C.
Asbury Automotive Tampa GP L.L.C.
Asbury Automotive Tampa, L.P.
Asbury Tampa Management L.L.C.
Tampa LM L.P.
Tampa Hund L.P.
Tampa KIA L.P.
Tampa Mit L.P.
Tampa Suzu L.P.
WMZ Motors L.P.
WMZ Brandon Motors L.P.
WTY Motors L.P.
Asbury Automotive Brandon L.P.

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Precision Enterprises Tampa, Inc.
Precision Nissan, Inc.
Precision Computer Services, Inc.
Precision Motorcars, Inc.
Precision Infiniti, Inc.
Dealer Profit Systems L.L.C.
McDavid Plano - Acra LP
McDavid Houston - Kia LP
McDavid Austin - Acra LP
McDavid Irving - Hon LP
McDavid Irving - PB&G LP
McDavid Houston - Niss LP
Plano Lincoln-Mercury, Inc
McDavid Irving-Zuk, LP
McDavid Houston-Hon, LP
McDavid Houston-Olds, LP
Asbury Texas Management, LLC
McDavid Grande, LP
McDavid Outfitters, LP
McDavid Auction, LP
Asbury Automotive Texas, LLC
Asbury Automotive Texas Holdings, LLC
McDavid Communications, L.P.
McDavid Frisco-Hon, L.P.